UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 Or 15(D) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 18, 2007

Inverted Paradigms Corporation

(Exact name of Registrant as specified in its charter)

Delaware	000-27131	88-0381258
(State or other Jurisdiction of Incorporation or organization)	(Commission File Number)	(IRS Employer I.D. No.)

2203 North Lois Avenue, Suite 929

Tampa, Florida 33607

(813) 600-4081

(813) 872-9597

(Address, including zip code, and telephone and facsimile numbers, including area code, of registrant’s executive offices)

NA

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Other Events and Regulation FD Disclosure.

As of September 12, 2007 Inverted Paradigms Corporation reached an agreement to convert $450,000 of its Notes Payable from a certain shareholder into common stock of the company. The Company issued 52,998,712 shares of our common stock to satisfy the principal balances and all unpaid interest of the notes payable.

SIGNATURE PAGE

Pursuant to the requirement of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be singed on its behalf by the undersigned hereunto duly authorized.

Inverted Paradigms Corporation

Dated: September 18, 2007	By:	/s/ Steven Weldon
Steven Weldon
Chief Financial Officer